UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        August 22, 2007

                            Harvey Electronics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

            1-4626                                 13-1534671
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    (Commission File Number)              (IRS Employer Identification No.)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
          (Address of Principal Executive Offices, Including Zip Code)


                                 (201) 842-0078
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On August 22, 2007, Harvey Electronics, Inc. (the "Company") completed a private placement pursuant to which it issued to YA Global Investments, LP, ("YA Global"), an accredited investor, a 12% secured convertible debenture with a principal amount of $4,000,000, and one warrant to purchase a total of 1,262,274 shares of the Company's common stock (the "Warrant") at an exercise price of $.01 per share. The Warrant may be exercised for a period of five years.

     To complete the transaction, the Company entered into several agreements, including the following (collectively the "Transaction Documents"), each of which is discussed in more detail below:


o    Securities Purchase Agreement,

o    12% Secured Convertible Debenture,

o    Warrant Agreement,

o    Registration Rights Agreement,

o    Security Agreement,

o    Irrevocable Transfer Agent Instructions,

o    Security Agreement, and

o    Irrevocable Voting Agreement and Proxy.


Securities Purchase Agreement

     Under the terms of the related Securities Purchase Agreement, YA Global agreed to purchase up to $6,000,000 of 12% secured convertible debentures (the "Convertible Debentures" and each, a "Convertible Debenture"), which shall be convertible into shares of the Company's common stock at a conversion price of $5.60. Under certain circumstances, the Convertible Debenture holders are entitled to have their conversion price adjusted. As noted above, $4,000,000 of Convertible Debentures was purchased on August 22, 2007 (the "First Closing"), and YA Global further agreed to purchase an additional $1,500,000 of Convertible Debentures on the later to occur of (i) the date the Company receives shareholder approval for the issuance of the Total Transaction Shares (as defined below) in excess of 19.99% of the outstanding shares of the Company's common stock and (ii) the date the registration statement (the "Registration Statement") is filed, pursuant to the Registration Rights Agreement (discussed below), with the United States Securities and Exchange Commission (the "SEC") (the "Second Closing") and an additional $500,000 of Convertible Debentures on the date the Registration Statement is declared effective by the SEC (the "Third Closing").

     "Total Transaction Shares" is defined in the Transaction Documents to mean, in the aggregate, any shares of our common stock issued under the Convertible Debenture and all related transactions, including, (a) the Convertible Debenture issued on August 22, 2007 or any other convertible debentures issued or to be issued pursuant to the Securities Purchase Agreement, (b) the shares underlying the Warrant (discussed below), and (c) any shares of our common stock issued as


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
liquidated damages under the terms of the Registration Rights Agreement (discussed below).

     The Company made customary representations and warranties to YA Global, and received customary representations and warranties from YA Global. In addition, because the total number of shares issued pursuant to the Warrant and the Convertible Debentures may exceed 19.99% of our outstanding shares, the Company agreed to seek shareholder approval of the transaction.

     Under the Securities Purchase Agreement we agreed to pay Yorkville Advisors, LLC ("Yorkville"), the investment manager of YA Global, a fee equal to $320,000 (8% of the principal amount of the Convertible Debenture issued at the First Closing), and also $35,000 as a structuring fee and a $10,000 due diligence fee. We will use the proceeds for general working capital purposes. Yorkville will be paid an additional 8% of the amounts to be received relating to the Second and Third Closings. A placement agent fee of $80,000 was also paid to Carlton Capital, which represents 2% of the Convertible Debentures issued at the First Closing. An additional 2% of the amounts to be received relating to the Second and Third Closings will also be paid to Carlton Capital. The Company expects to use the proceeds for general working capital purposes.

     In effecting the private placement, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Company did not engage in any public advertising or general solicitation in connection with this transaction. We provided YA Global with disclosure of all aspects of our business, including providing YA Global with our reports filed with the SEC, our press releases, access to our auditors, and other financial, business, and corporate information. YA Global represented to us that it was an "accredited investor" as defined under Regulation D under the Securities Act of 1933, as amended.

12% Convertible Debenture

     Under certain circumstances, the Convertible Debenture holders are entitled to have their conversion price adjusted to correspond to common stock holders' rights to any stock dividend, stock split, stock combination or reclassification of shares. The $5.60 conversion price (the "Fixed Conversion Price") may also be adjusted if the Company issues shares of its capital stock at a price of less than $5.60 per share. The price will then be adjusted to mirror the price at which such securities were issued. In addition, in the case where an event of default occurs and is continuing, the Fixed Conversion Price will be adjusted downward based upon a trailing volume weighted average price (or "VWAP").

     The secured Convertible Debentures bear interest at a rate of 12% per annum and they will mature on August 22, 2010 unless previously paid.

     There are certain restrictions on the holder's right to convert the Convertible Debentures, including that in no case may the holder convert the Convertible Debentures if it would result in beneficial ownership of more than 4.99% of the Company's outstanding common stock (though this provision can be waived by the holder upon 65 days prior notice);


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

Security Agreement

     The Company also entered into a Security Agreement and granted YA Global a first priority security interest in all of the Company's assets. The Company also agreed, among other things, not to incur any additional indebtedness except under limited circumstances.

Warrant

     The Warrant issued to YA Global is exercisable through August 22, 2010 and the exercise price may be adjusted. As the total number of shares issued pursuant to the Warrant and the Convertible Debentures may exceed 19.99% of the Company's outstanding shares, the Company will seek shareholder approval of the transaction.

Registration Rights Agreement

     As noted above, the Company entered into a Registration Rights Agreement with YA Global. As a result, the Company has an obligation to prepare and file with the SEC within 90 calendar days of the First Closing a registration statement to register the common stock underlying the Convertible Debentures and the Warrant. The Company has an obligation to use its best efforts to have the registration statement declared effective as soon as practical but in no event later than 90 calendar days of the First Closing.

     If  the  Company   fails  to  meet  any  of  the   registration   statement
requirements, the Company will be obligated to pay liquidated damages.

Share Issuance Limitations and Irrevocable Transfer Agent Instructions

     The Company also granted Yorkville irrevocable transfer agent instructions pursuant to which it has the right to direct our transfer agent, Worldwide Stock Transfer, LLC, to issue shares pursuant to the Convertible Debenture or the Warrant if we fail to do so in a timely manner. The irrevocable transfer agent instructions are only effective, however, if the Company fails to make a delivery requirement after being requested to do so by YA Global pursuant to a proper notice of conversion of the Convertible Debenture or notice of exercise of a Warrant.

Irrevocable Voting Agreement and Proxy

     The Company also entered into an Irrevocable Voting Agreement and Proxy with Yorkville and one of the Company's stockholders granting to Yorkville an irrevocable proxy to vote in favor of the shareholder approval required to issue the Total Transaction Shares.


                           Qualification of Summaries


     The foregoing descriptions of the Transaction Documents are merely summaries, and are not intended to be complete. The Transaction Documents are each filed as exhibits to this Current Report on Form 8-K, and the full text of each such exhibit is incorporated herein by reference in its entirety and the summaries discussed above are qualified in full by the full text of such exhibits.




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

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Securities.

     The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.





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

Item 9.01 -- Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

          10.1 Securities Purchase Agreement

          10.2 Registration Rights Agreement

          10.3 Irrevocable Transfer Agent Instructions

          10.4 12% Secured Convertible Debenture

          10.5 Warrant

          10.6 Security Agreement

          99.1 Irrevocable Voting Agreement and Proxy







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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Harvey Electronics, Inc.


August 28, 2007                                 /s/Michael Recca
                                                --------------------------
                                          Name: Michael Recca
                                          Title: Chief Executive Officer





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


Exhibits Index.

No.           Description
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              10.1  Securities Purchase Agreement

              10.2  Registration Rights Agreement

              10.3  Irrevocable Transfer Agent Instructions

              10.4  12% Secured Convertible Debenture

              10.5  Warrant

              10.6  Security Agreement

              99.1  Irrevocable Voting Agreement and Proxy



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